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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

           __________________________________________


                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) October 25, 1996


                    FirstFed Financial Corp.
     (Exact name of registrant as specified in its charter)


  Delaware                     1-9566                 95-4087449
(State of Incorporation)  (Commission File No.)    (IRS Employer
                                             Identification No.)

401 Wilshire Boulevard, Santa Monica, California,     90401-1490
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (310) 319-6000


Total number of pages is 2.
Index to Exhibits is on Page 3

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Item 5.  Other Events.

      On  October  25,  1996, the registrant, FirstFed  Financial
Corp., issued a press release. A copy of this press release is attached and incorporated herein as Exhibit 99.

Item 7. Financial Statements and Exhibits

     a)   Financial Statements of business acquired.

          Not applicable.

     b)   Pro forma financial information.

          Not applicable.

     c)   Exhibits.

          99. Press release dated October 25, 1996.



                       S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FIRSTFED FINANCIAL CORP.




Dated:    October 25, 1996         By:  BABETTE E. HEIMBUCH
                                        Babette E. Heimbuch
                                        President and
                                        Chief Operating Officer



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                        INDEX TO EXHIBITS


Item                                                   Page


99          Press Release dated October 25, 1996         4